SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: May 18, 2007
                        (Date of earliest event reported)

                              NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)


   New York                          000-25831                  11-2208052
--------------------------------------------------------------------------------
(State or other                    (Commission                (IRS Employer
 jurisdiction of                   File Number)              Identification
 incorporation)                                                 Number)


4805 W. Independence Pkwy., Tampa, FL                             33634
-------------------------------------                             -----
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number including area code           (813) 286-8644
                                                            --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


     (b) (i) On May 18,  2007,  Michael R. Rocque  resigned  as Chief  Executive
Officer of the Company and was replaced by Scott E. Foote. Scott E. Foote will continue as President of the Company as well as Chief Executive Officer. Mr. Rocque will continue to be a director of the Company.

     (ii) On May 18, 2007, Myron Levy resigned as a director of the Company. Mr. Levy will continue as an advisor to the Company.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NETWOLVES CORPORATION

                                              By: /s/ Peter C. Castle
                                                  ------------------------
                                                     Peter C. Castle
                                                   Chief Financial Officer


Dated:   May 22, 2007